UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	Prudential Short Duration High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	5/31/2016

Date of reporting period:	5/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  CLOSED-END FUNDS

     Prudential Short Duration High Yield Fund, Inc.

ANNUAL REPORT	MAY 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: High level of current income

Highlights

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

•

Relative to the Fund’s benchmark, the Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index, underweight to the energy sector, which struggled for much of the period, was the largest contributor to the Fund’s performance. Overweights in the gaming & lodging & leisure sectors, along with technology, building materials & home construction, and health care & pharmaceuticals sectors also turned in positive returns.

•

The Fund’s solid security selection in the technology, paper & packaging, transportation & environmental services, upstream energy (production and exploration), and cable & satellite sectors all contributed positively to the Fund’s performance.

•	Security selection in the retailers & restaurants, metals & mining, and industrial sectors hindered the Fund’s performance.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended May 31, 2016.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Fund, Inc.

July 15, 2016

Prudential Short Duration High Yield Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by Standard & Poor’s Ratings Services (S&P) and Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PGIM to be of comparable quality.

Performance Snapshot as of 5/31/16
Price Per Share	Total Return For 12-Months Ended 5/31/16
$16.79 (NAV)	2.00%
$15.58 (Market Price)	8.23%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Key Fund Statistics as of 5/31/16
Duration	2.5 years	Average Maturity	3.3 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 5/31/16 (%)
BBB	7.1
BB	45.2
B	39.0
CCC	6.2
Cash/Cash Equivalents	2.5
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Yield and Dividends as of 5/31/16
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 5/31/16
$1.358	$0.11	8.47%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of May 31, 2016.

Prudential Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period that ended May 31, 2016, the Prudential Short Duration High Yield Fund’s NAV per share decreased by $1.05 from $17.84 to $16.79. The Fund generated a positive NAV return of 2.00%, outperforming both the –1.10% return of the Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index (the Index) and the –4.06% return of the Lipper High Current Yield Funds (Leveraged) Average. The Fund’s market price decreased by $0.17 from $15.75 to $15.58, and the Fund’s market price total return, including the reinvestment of distributions, was 8.23% for the reporting period.

What were conditions like in the short-term US high yield corporate bond market?

•

High yield bonds struggled throughout the period with the broad high yield market posting a modestly negative return. In the first half of the reporting period, concerns about the Chinese economy, renewed declines in commodity prices, and outflows from retail mutual funds troubled the market and contributed to the volatility experienced in high yield. Energy companies continued to head lower early in the first quarter of 2016 as oil prices were routed, dragging the sector down through mid-February. However, a rebound in crude oil prices subsequently lifted the sector to a positive return as the quarter ended. Not to be outdone, another 2015 laggard, the metals & mining sector also posted a double-digit return in the first quarter of 2016. Metals & mining companies strongly outperformed in 2016. However, in May those bonds underperformed the rest of the market, as iron ore prices pulled back from their highs in April.

•

As the market experienced volatility, credits with healthier fundamentals outperformed, while still posting negative returns. Over the period, BB-rated bonds had a positive return while lower quality B-rated bonds and CCC-rated bonds posted negative performance. The gaming & lodging & leisure, railroads, midstream energy (refining and infrastructure), and retailers & restaurants sectors were among the best performers, returning between 2% and 3%, respectively, over the period. Upstream energy (exploration and production) was the largest laggard, posting a return of –17.8%. Transportation & environmental services and life insurance also struggled, posting negative returns during the period.

What worked?

•	The Fund benefited from both strong sector and security selection during the period.

•

An underweight to the energy sector, which struggled for much of the period, was the largest contributor to the Fund’s performance. Overweights in the gaming & lodging & leisure sector, along with technology, building materials & home construction, and health care & pharmaceuticals sectors also turned in positive returns.

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•

The Fund’s solid security selection in the technology, paper & packaging, transportation & environmental services, upstream energy, and cable & satellite sectors all contributed positively to the Fund’s performance.

•	In individual company selection, the Fund’s underweight positions in upstream energy names including Linn Energy, Chesapeake Energy, and Energy XXI contributed positively to performance.

•

Avoiding Abengoa (transportation and environmental services) and overweights to names in the technology sector including Nokia, NXP Semiconductors, and Solera all added to performance over the reporting period.

What didn’t work?

•	Security selection in the retailers & restaurants, metals & mining, and industrial sectors hindered the Fund’s performance.

•	The Fund’s underweighting to the metals & mining, telecom, and finance & insurance sectors detracted from performance, as did an overweight position within the paper & packaging sector.

•

In individual company selection, an overweight to Unifrax, in the industrial sector, was the largest detractor from performance. The Fund held a higher weighting of debt securities in metals and mining companies Murray Energy Holdings, Arcelormittal, and Berau Coal, which detracted from performance, as these securities underperformed throughout the reporting period. An overweight to the retailer Claires also detracted.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to results as the returns of the securities purchased was in excess of the cost of borrowing. As of May 31, 2016, the Fund had borrowed $205 million and was about 26.9% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 25.5%.

Current Outlook

Were there any changes to the Fund’s management?

Paul Appleby, CFA, Managing Director for Prudential Fixed Income retired in January 2016. The Fund continues to be managed by a team of seven portfolio managers, which includes Robert Cignarella, CFA, who is a Managing Director and head of Prudential Fixed Income’s Global Leveraged Finance Team.

Prudential Fixed Income has a positive long-term outlook for high yield with demand for the asset class supported by a thirst for yield as interest rates fall globally due to low inflation. Default rates outside of the energy and basic materials sectors should remain manageable through 2017. Mergers and acquisitions have generally been positive for high yield credits

Prudential Short Duration High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

and should continue into the year. Earnings in the US are poised to rebound with the bounce in commodities and weaker US dollar.

However, many macro concerns could weigh on the market including uncertainty in China, the Middle East, and the Fed. In addition, credit metrics are slipping and defaults are increasing. Despite the recent rebound in oil, prices are still at historically low levels. Many high yield energy companies cannot survive unless oil prices move materially higher. Key positioning themes continue to be underweights in commodity-related sectors including energy and metals and mining. The Fund is also underweight the finance and insurance and banking sectors. Overweights include gaming, lodging, leisure, technology, and health care and pharmaceuticals.

The recent UK referendum to leave the European Union led to a bout of intense market volatility. Prudential Fixed Income believes the policy responses that follow the Brexit vote consist of monetary policy accommodation and rhetoric regarding political cohesion, considering that the Brexit result may embolden populist political movements in Europe and elsewhere. Policy responses will likely blunt the effect of risk-off sentiment in the short term, and the longer-term duration of the risk-off environment will depend on the overall effectiveness of these responses.

Benchmark Definitions

Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index—The Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index is an unmanaged index which represents performance of US higher-rated short duration high yield bonds.

Source: Barclays.

Lipper High Current Yield Funds (Leveraged) Average—The Lipper High Current Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 35 funds in the Closed-End High Current Yield Funds (Leveraged) category.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

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Portfolio of Investments

as of May 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 131.3%

BANK LOANS(a) 4.0%

Chemicals 1.2%
Axalta Coating Systems US Holdings, Inc.	3.750%	02/01/20	848	$849,489
MacDermid, Inc.	5.500	06/07/20	5,671	5,652,970

				6,502,459

Food 0.2%
Albertson’s LLC	5.500	03/21/19	1,346	1,346,149

Healthcare-Products 0.1%
Kinetic Concepts, Inc.	4.500	05/04/18	750	749,197

Home Builders 0.2%
Beazer Homes USA, Inc.(b)	0.635	03/12/18	1,250	1,237,500

Lodging 0.2%
Golden Nugget, Inc.	5.500	11/21/19	987	987,935

Media & Entertainment 0.2%
Nielsen Finance LLC	2.687	05/30/17	1,281	1,280,432

Mining 0.1%
Freeport-McMoRan, Inc.(b)	3.210	05/31/18	732	713,381

Technology 1.3%
BMC Software Finance, Inc.	5.000	09/10/20	3,294	2,930,750
First Data Corp.	4.443	03/24/21	1,048	1,050,529
Kronos, Inc.	9.750	04/30/20	1,865	1,894,535
TransUnion LLC(b)	2.879	06/30/20	1,357	1,303,077

				7,178,891

Telecommunications 0.5%
Communications Sales & Leasing, Inc.	5.000	10/24/22	2,556	2,532,528

TOTAL BANK LOANS (cost $22,494,759)				22,528,472

CORPORATE BONDS 127.3%

Agriculture 0.2%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	7.750	02/15/21	1,350	1,407,375

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	9

Portfolio of Investments (continued)

as of May 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Airlines 2.2%
Continental Airlines, Inc., Series 2012-3, Class C, Pass-Through Certificates(c)	6.125%	04/29/18	8,800	$9,240,000
United Airlines Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates(c)	6.636	07/02/22	3,076	3,206,504

				12,446,504

Apparel 0.2%
Levi Strauss & Co., Sr. Unsec’d. Notes	6.875	05/01/22	975	1,040,403

Auto Manufacturers 0.5%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes	4.500	04/15/20	1,050	1,060,500
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250	11/15/19	1,600	1,656,000

				2,716,500

Auto Parts & Equipment 1.8%
American Axle & Manufacturing, Inc.,
Gtd. Notes	5.125	02/15/19	1,415	1,443,300
Gtd. Notes(c)	7.750	11/15/19	3,020	3,359,750
Meritor, Inc., Gtd. Notes	6.750	06/15/21	1,200	1,125,000
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, PIK, 144A	6.250	11/15/19	1,200	1,254,000
Sr. Sec’d. Notes, PIK, 144A(c)	6.875	08/15/18	2,650	2,716,169
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.000	04/29/20	250	258,438

				10,156,657

Banks 0.8%
CIT Group, Inc., Sr. Unsec’d. Notes(c)	4.250	08/15/17	4,175	4,224,265

Beverages 1.7%
Constellation Brands, Inc.,
Gtd. Notes	3.875	11/15/19	2,025	2,121,187
Gtd. Notes(c)	7.250	09/01/16	3,052	3,090,150
Cott Beverages, Inc. (Canada), Gtd. Notes(c)	6.750	01/01/20	3,875	4,049,375

				9,260,712

Building Materials 3.6%
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A	9.375	10/12/22	2,000	2,180,200

See Notes to Financial Statements.

10

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials (cont’d.)
Cemex Finance LLC (Mexico), (cont’d.)
Sr. Sec’d. Notes, RegS	9.375%	10/12/22	750	$817,575
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A (original cost $675,000; purchased 02/18/16)(d)(e)	5.125	02/15/21	675	700,313
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A	8.500	04/15/22	1,750	1,863,750
US Concrete, Inc., Sr. Sec’d. Notes	8.500	12/01/18	7,675	8,019,607
USG Corp.,
Gtd. Notes, 144A	5.875	11/01/21	788	826,904
Sr. Unsec’d. Notes(c)	9.750	01/15/18	5,000	5,588,850

				19,997,199

Chemicals 4.9%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holdings BV, Gtd. Notes, 144A(c)	7.375	05/01/21	11,626	12,315,422
Chemtura Corp., Gtd. Notes	5.750	07/15/21	1,984	2,008,800
East Dubuque Nitrogen Partners LP/East Dubuque Finance Corp., Sec’d. Notes, 144A	6.500	04/15/21	1,655	1,677,756
Hexion, Inc., Sr. Sec’d. Notes	8.875	02/01/18	1,190	1,011,500
Kissner Milling Co., Ltd. (Canada), Sr. Sec’d. Notes, 144A (original cost $751,000; purchased 05/15/14)(d)(e)	7.250	06/01/19	751	751,000
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $9,944,030; purchased 05/14/14 - 07/28/14)(d)(e)	7.500	02/15/19	9,538	7,630,400
W.R. Grace & Co., Gtd. Notes, 144A	5.125	10/01/21	2,107	2,184,685

				27,579,563

Commercial Services 4.4%
Hertz Corp. (The),
Gtd. Notes(c)	4.250	04/01/18	3,875	3,917,625
Gtd. Notes	6.750	04/15/19	925	937,254
Gtd. Notes(c)	7.500	10/15/18	2,400	2,437,680
Laureate Education, Inc., Gtd. Notes, 144A(d)	10.000	09/01/19	3,875	3,565,000
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A(c)	7.000	05/15/18	7,474	7,548,740
Service Corp. International, Sr. Unsec’d. Notes(c)	7.625	10/01/18	5,403	6,024,345

				24,430,644

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	11

Portfolio of Investments (continued)

as of May 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Computers 1.3%
Denali Borrower LLC/Denali Finance Corp., Sr. Sec’d. Notes, 144A(c)	5.625%	10/15/20	5,650	$5,940,975
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420	06/15/21	1,325	1,351,458

				7,292,433

Distribution/Wholesale 0.1%
Rexel SA (France), Sr. Unsec’d. Notes, 144A	5.250	06/15/20	375	390,000

Diversified Financial Services 4.6%
Ally Financial, Inc., Sub. Notes(c)	8.000	12/31/18	2,975	3,246,469
CoreLogic, Inc., Gtd. Notes(c)	7.250	06/01/21	5,277	5,488,080
International Lease Finance Corp.,
Sr. Unsec’d. Notes(c)	3.875	04/15/18	1,350	1,370,250
Sr. Unsec’d. Notes	6.250	05/15/19	600	648,000
Sr. Unsec’d. Notes(c)	8.875	09/01/17	4,000	4,280,000
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	1,050	947,625
Navient Corp.,
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	425	436,687
Sr. Unsec’d. Notes, MTN(c)	8.450	06/15/18	4,550	4,902,625
OneMain Financial Holdings, Inc., Gtd. Notes, 144A(c)	6.750	12/15/19	4,400	4,444,000

				25,763,736

Electric 6.1%
AES Corp., Sr. Unsec’d. Notes	7.375	07/01/21	1,250	1,425,000
DPL, Inc.,
Sr. Unsec’d. Notes	6.500	10/15/16	115	116,725
Sr. Unsec’d. Notes(c)	6.750	10/01/19	3,160	3,239,000
Sr. Unsec’d. Notes(c)	7.250	10/15/21	3,350	3,492,710
Dynegy, Inc., Gtd. Notes(c)	6.750	11/01/19	9,200	9,223,000
GenOn Energy, Inc.,
Sr. Unsec’d. Notes	7.875	06/15/17	750	631,875
Sr. Unsec’d. Notes	9.500	10/15/18	2,625	2,067,187
Sr. Unsec’d. Notes(d)	9.875	10/15/20	1,400	1,004,500
Mirant Mid-Atlantic LLC, Pass-Through Trust, Series B, Pass-Through Certificates	9.125	06/30/17	2,285	2,193,286
NRG Energy, Inc., Gtd. Notes	7.625	01/15/18	6,850	7,380,875
NRG REMA LLC,
Series B, Pass-Through Certificates(b)(c)(d)	9.237	07/02/17	2,062	2,020,706

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
NRG REMA LLC, (cont’d.)
Series C, Pass-Through Certificates(c)(d)	9.681%	07/02/26	1,100	$1,056,000

				33,850,864

Electrical Components & Equipment 0.5%
Anixter, Inc., Gtd. Notes(c)	5.625	05/01/19	1,500	1,605,000
International Wire Group Holdings, Inc., Sec’d. Notes, 144A(c)	8.500	10/15/17	1,000	992,500

				2,597,500

Electronics 0.7%
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes	5.625	12/15/20	690	731,400
Sr. Unsec’d. Notes(c)	8.250	03/15/18	2,700	2,936,250

				3,667,650

Entertainment 9.1%
CCM Merger, Inc., Gtd. Notes, 144A (original cost $3,999,595; purchased 09/04/13 - 11/17/15)(d)(e)	9.125	05/01/19	3,818	4,004,127
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes(c)	5.250	03/15/21	4,350	4,524,000
Churchill Downs, Inc.,
Gtd. Notes	5.375	12/15/21	2,025	2,085,750
Gtd. Notes, 144A	5.375	12/15/21	2,115	2,178,450
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes(c)	4.375	11/01/18	3,775	3,897,688
Gtd. Notes	4.375	04/15/21	1,325	1,358,125
Gtd. Notes	4.875	11/01/20	1,725	1,804,781
Greektown Holdings LLC/Greektown Mothership Corp., Sr. Sec’d. Notes, 144A(c)(d)	8.875	03/15/19	2,600	2,723,500
Isle of Capri Casinos, Inc.,
Gtd. Notes	5.875	03/15/21	1,250	1,304,688
Gtd. Notes(c)	8.875	06/15/20	8,160	8,557,800
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $4,651,513; purchased 07/30/13 - 08/25/15)(c)(d)(e)	5.000	08/01/18	4,550	4,641,000
National CineMedia LLC,
Sr. Sec’d. Notes	6.000	04/15/22	1,310	1,365,675
Sr. Unsec’d. Notes	7.875	07/15/21	1,500	1,563,750

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	13

Portfolio of Investments (continued)

as of May 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A	8.375%	02/15/18	4,000	$4,040,000
Penn National Gaming, Inc., Sr. Unsec’d. Notes	5.875	11/01/21	1,550	1,592,625
Scientific Games Corp., Gtd. Notes(c)	8.125	09/15/18	5,425	5,262,250

				50,904,209

Environmental Control 0.6%
Clean Harbors, Inc.,
Gtd. Notes	5.250	08/01/20	850	868,062
Gtd. Notes, 144A	5.125	06/01/21	2,400	2,424,000
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250	12/01/20	200	207,500

				3,499,562

Food 2.6%
Bertin SA/Bertin Finance Ltd. (Brazil), Gtd. Notes, 144A	10.250	10/05/16	1,300	1,326,000
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20	2,000	2,095,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $3,784,375; purchased 06/17/14)(c)(d)(e)	7.250	06/01/21	3,500	3,605,000
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A(c)	9.000	11/01/19	2,900	3,059,500
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A(c)	5.250	08/01/18	2,300	2,325,875
Sr. Unsec’d. Notes, 144A	5.875	08/01/21	500	521,250
SUPERVALU, Inc., Sr. Unsec’d. Notes	6.750	06/01/21	1,800	1,543,500

				14,476,125

Food Service 0.2%
Aramark Services, Inc., Gtd. Notes	5.750	03/15/20	910	939,006

Forest Products & Paper 1.2%
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	7.000	12/01/19	1,675	1,687,562
Smurfit Kappa Acquisitions (Ireland), Gtd. Notes, 144A	4.875	09/15/18	3,450	3,613,875
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A	9.000	12/15/19	1,575	1,228,500

				6,529,937

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Gas 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	6.500%	05/20/21	1,725	$1,772,438

Healthcare-Products 2.0%
ConvaTec Finance International SA (Luxembourg), Gtd. Notes, PIK, 144A	8.250	01/15/19	1,235	1,231,913
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	4,115	4,243,594
Kinetic Concepts, Inc./KCI USA, Inc., Sec’d. Notes	10.500	11/01/18	2,125	2,119,687
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	4.875	04/15/20	3,775	3,661,750

				11,256,944

Healthcare-Services 8.8%
Centene Corp., Sr. Unsec’d. Notes, 144A	5.625	02/15/21	2,375	2,470,000
CHS/Community Health Systems, Inc., Gtd. Notes(c)	8.000	11/15/19	11,300	11,158,750
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250	02/15/21	1,000	1,070,000
HCA, Inc.,
Gtd. Notes(c)	8.000	10/01/18	1,855	2,077,600
Sr. Sec’d. Notes(c)	3.750	03/15/19	3,075	3,167,250
Sr. Sec’d. Notes	4.250	10/15/19	1,625	1,685,937
Sr. Sec’d. Notes	6.500	02/15/20	1,000	1,100,000
Kindred Healthcare, Inc., Gtd. Notes(c)	8.000	01/15/20	6,350	6,342,062
LifePoint Health, Inc., Gtd. Notes(c)	5.500	12/01/21	2,400	2,496,000
Select Medical Corp., Gtd. Notes(c)	6.375	06/01/21	3,000	2,887,500
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875	04/15/21	1,200	1,206,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes(c)	6.250	11/01/18	5,400	5,710,500
Sr. Unsec’d. Notes	5.000	03/01/19	4,775	4,626,068
Sr. Unsec’d. Notes	6.750	02/01/20	925	908,813
Sr. Unsec’d. Notes	8.000	08/01/20	1,000	1,021,875
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750	08/01/22	1,325	1,348,188

				49,276,543

Holding Companies - Diversified 0.7%
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $3,812,250; purchased 06/26/14 - 08/04/14)(c)(d)(e)	7.500	08/15/19	3,800	3,676,500

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	15

Portfolio of Investments (continued)

as of May 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders 10.6%
Beazer Homes USA, Inc.,
Gtd. Notes	5.750%	06/15/19	3,450	$3,113,625
Sec’d. Notes(c)	6.625	04/15/18	7,275	7,422,464
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(c)	6.500	12/15/20	2,765	2,806,475
CalAtlantic Group, Inc.,
Gtd. Notes(c)	8.375	05/15/18	4,200	4,641,000
Gtd. Notes(c)	10.750	09/15/16	3,225	3,305,625
D.R. Horton, Inc., Gtd. Notes(c)	4.750	05/15/17	3,000	3,067,500
KB Home,
Gtd. Notes(c)	4.750	05/15/19	5,659	5,644,852
Gtd. Notes	7.250	06/15/18	2,000	2,137,500
Lennar Corp.,
Gtd. Notes(c)	4.500	06/15/19	2,600	2,684,500
Gtd. Notes	4.500	11/15/19	1,000	1,036,250
Gtd. Notes(c)	4.750	12/15/17	5,075	5,214,563
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	2,075	2,085,375
Meritage Homes Corp., Gtd. Notes	4.500	03/01/18	1,500	1,530,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250	04/15/21	850	852,125
Toll Brothers Finance Corp.,
Gtd. Notes	4.000	12/31/18	400	415,000
Gtd. Notes(c)	8.910	10/15/17	1,600	1,748,000
TRI Pointe Group, Inc., Gtd. Notes	4.875	07/01/21	2,400	2,403,000
WCI Communities, Inc., Gtd. Notes(c)	6.875	08/15/21	5,250	5,263,125
William Lyon Homes, Inc.,
Gtd. Notes	5.750	04/15/19	1,350	1,333,125
Gtd. Notes	8.500	11/15/20	2,300	2,392,000

				59,096,104

Internet 0.7%
Ancestry.com, Inc., Gtd. Notes	11.000	12/15/20	3,835	4,141,800

Iron/Steel 1.8%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes	6.125	06/01/18	5,200	5,427,500
Sr. Unsec’d. Notes	10.850	06/01/19	980	1,153,950
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia), Gtd. Notes, 144A	6.500	05/15/21	2,020	2,075,550
United States Steel Corp., Sr. Sec’d. Notes, 144A	8.375	07/01/21	1,535	1,584,887

				10,241,887

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Leisure Time 0.9%
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A	4.625%	11/15/20	1,725	$1,759,500
Sr. Unsec’d. Notes, 144A	5.250	11/15/19	2,400	2,448,000
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $1,176,563; purchased 04/19/16)(d)(e)	8.500	10/15/22	1,250	1,112,500

				5,320,000

Lodging 3.3%
Boyd Gaming Corp., Gtd. Notes	9.000	07/01/20	2,389	2,505,464
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500	12/01/21	1,500	1,556,250
MGM Resorts International, Gtd. Notes(c)	8.625	02/01/19	6,280	7,112,100
Station Casinos LLC, Gtd. Notes	7.500	03/01/21	4,491	4,726,777
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $2,719,250; purchased 03/14/16 - 04/01/16)(d)(e)	6.375	06/01/21	2,800	2,772,000

				18,672,591

Machinery-Construction & Mining 0.4%
Terex Corp.,
Gtd. Notes	6.000	05/15/21	750	741,563
Gtd. Notes	6.500	04/01/20	1,425	1,417,875

				2,159,438

Machinery-Diversified 1.2%
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $3,350,250; purchased 03/21/14 - 02/26/16)(c)(d)(e)	8.750	12/15/19	3,400	3,357,500
CNH Industrial Capital LLC, Gtd. Notes(c)	4.375	11/06/20	1,900	1,885,750
SPX FLOW, Inc., Gtd. Notes	6.875	09/01/17	1,525	1,587,906

				6,831,156

Media 9.9%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes(c)	7.750	04/15/18	2,250	2,396,250
Sr. Unsec’d. Notes(c)	8.625	09/15/17	7,300	7,765,375
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	6.625	01/31/22	4,050	4,297,050

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	17

Portfolio of Investments (continued)

as of May 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	2,345	$2,239,475
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	4,175	4,250,192
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes	7.625	03/15/20	215	197,800
Cogeco Communications, Inc. (Canada), Gtd. Notes, 144A(c)	4.875	05/01/20	2,500	2,559,375
DISH DBS Corp.,
Gtd. Notes(c)	4.250	04/01/18	4,590	4,704,750
Gtd. Notes	4.625	07/15/17	1,800	1,842,750
Gtd. Notes	5.125	05/01/20	225	228,094
Gtd. Notes(c)	7.875	09/01/19	1,000	1,103,750
Entercom Radio LLC, Gtd. Notes(c)	10.500	12/01/19	4,000	4,230,000
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes	7.250	02/15/22	1,045	1,105,088
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.250	08/01/21	1,025	1,060,875
Sinclair Television Group, Inc.,
Gtd. Notes	5.375	04/01/21	1,225	1,267,875
Gtd. Notes	6.375	11/01/21	1,010	1,065,550
TEGNA, Inc., Gtd. Notes	5.125	10/15/19	650	669,500
Univision Communications, Inc., Gtd. Notes, 144A (original cost $3,260,985; purchased 08/26/15 - 05/31/16)(c)(d)(e)	8.500	05/15/21	3,111	3,250,995
Sr. Sec’d. Notes, 144A (original cost $4,085,731; purchased 4/29/16 - 05/09/16)(c)(d)(e)	6.750	09/15/22	3,840	4,075,200
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250	11/15/21	4,487	4,722,041
UPCB Finance VI Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.875	01/15/22	2,022	2,133,526

				55,165,511

Mining 4.3%
Alamos Gold, Inc. (Canada), Sec’d. Notes, 144A(c)	7.750	04/01/20	1,500	1,462,500
Alcoa, Inc., Sr. Unsec’d. Notes(c)	6.750	07/15/18	3,000	3,240,000
Freeport-McMoRan, Inc., Gtd. Notes	2.300	11/14/17	1,660	1,618,500
Kaiser Aluminum Corp., Gtd. Notes	8.250	06/01/20	1,200	1,249,500
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A(c)	7.500	11/01/20	3,825	3,891,937

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Mining (cont’d.)
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000%	04/15/20	1,325	$1,329,969
Teck Resources Ltd. (Canada),
Gtd. Notes	3.000	03/01/19	3,995	3,825,212
Gtd. Notes	3.150	01/15/17	3,450	3,485,915
Gtd. Notes	3.850	08/15/17	2,000	2,060,000
Gtd. Notes, 144A	8.000	06/01/21	1,750	1,785,000

				23,948,533

Miscellaneous Manufacturing 1.3%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(c)	7.500	03/15/18	2,633	2,685,660
Koppers, Inc., Gtd. Notes(c)	7.875	12/01/19	4,249	4,360,536

				7,046,196

Oil & Gas 1.7%
Pacific Exploration & Production Corp. (Colombia), Gtd. Notes, 144A (original cost $231,250; purchased 12/19/12)(d)(e)(f)	7.250	12/12/21	200	30,500
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A	5.500	08/01/20	850	843,625
Gtd. Notes, 144A(c)	6.250	04/15/21	2,750	2,750,000
Tesoro Corp., Gtd. Notes(c)	4.250	10/01/17	3,675	3,757,687
Western Refining, Inc., Gtd. Notes	6.250	04/01/21	976	880,840
WPX Energy, Inc., Sr. Unsec’d. Notes	7.500	08/01/20	1,525	1,494,500

				9,757,152

Oil & Gas Services 0.4%
PHI, Inc., Gtd. Notes	5.250	03/15/19	700	628,250
SESI LLC, Gtd. Notes	6.375	05/01/19	1,565	1,459,363

				2,087,613

Packaging & Containers 5.3%
AEP Industries, Inc., Sr. Unsec’d. Notes(c)	8.250	04/15/19	5,100	5,202,000
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A	9.125	10/15/20	838	878,224
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.250	01/31/19	650	658,125
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc. (New Zealand), Gtd. Notes, 144A	6.000	06/15/17	1,900	1,900,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	19

Portfolio of Investments (continued)

as of May 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A	7.875%	11/01/19	1,200	$1,176,000
Greif, Inc.,
Sr. Unsec’d. Notes(c)	6.750	02/01/17	1,200	1,236,000
Sr. Unsec’d. Notes(c)	7.750	08/01/19	6,050	6,768,437
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A(c)	9.500	08/15/19	3,000	2,782,500
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,506,125; purchased 11/04/15 - 02/09/16)(c)(d)(e)	6.500	10/01/21	2,550	2,616,938
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU (New Zealand),
Gtd. Notes	9.000	04/15/19	575	586,500
Gtd. Notes	9.875	08/15/19	4,700	4,882,125
Sealed Air Corp., Gtd. Notes, 144A	6.500	12/01/20	1,045	1,191,300

				29,878,149

Pharmaceuticals 2.6%
Allergan, Inc., Gtd. Notes(c)	1.350	03/15/18	2,240	2,219,764
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19	2,878	2,888,793
NBTY, Inc., Sr. Unsec’d. Notes, 144A	7.625	05/15/21	2,775	2,830,500
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A(c)	5.375	03/15/20	4,025	3,552,062
Gtd. Notes, 144A	6.375	10/15/20	900	801,000
Gtd. Notes, 144A	7.500	07/15/21	2,250	2,036,250

				14,328,369

Pipelines 0.6%
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $2,144,688; purchased 01/10/13 - 05/02/13)(c)(d)(e)	6.000	01/15/19	2,150	2,230,625
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125	10/15/21	1,325	1,368,062

				3,598,687

Real Estate 0.3%
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A	5.250	12/01/21	1,425	1,474,875

Real Estate Investment Trusts (REITs) 1.0%
DuPont Fabros Technology LP, Gtd. Notes(c)	5.875	09/15/21	3,691	3,875,550
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375	02/15/22	1,500	1,571,415

				5,446,965

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Retail 5.1%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	6.750%	05/20/20		300	$310,125
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A	6.125	03/15/20		400	204,000
Sr.Sec’d. Notes, 144A(c)	9.000	03/15/19		4,200	2,583,000
Dollar Tree, Inc., Gtd. Notes, 144A	5.250	03/01/20		700	729,750
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20		1,300	1,267,500
GameStop Corp., Gtd. Notes, 144A	6.750	03/15/21		2,250	2,199,375
L Brands, Inc.,
Gtd. Notes	6.625	04/01/21		800	891,000
Gtd. Notes	8.500	06/15/19		975	1,133,438
Landry’s, Inc., Gtd. Notes, 144A (original cost $10,220,414; purchased 05/27/14 - 05/06/16)(c)(d)(e)	9.375	05/01/20		9,470	9,943,500
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21		2,490	1,879,950
THOM Europe SAS (France), Sr. Sec’d. Notes, 144A	7.375	07/15/19	EUR	4,000	4,723,174
Yum! Brands, Inc., Sr. Unsec’d. Notes(c)	3.875	11/01/20		2,400	2,403,000

					28,267,812

Semiconductors 2.3%
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A(c)	6.000	01/15/22		6,610	7,011,227
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(c)	4.125	06/15/20		2,900	2,958,000
Gtd. Notes, 144A	4.125	06/01/21		2,200	2,216,500
Gtd. Notes, 144A	5.750	02/15/21		500	520,625

					12,706,352

Software 4.5%
Activision Blizzard, Inc., Gtd. Notes, 144A	5.625	09/15/21		2,895	3,039,750
Change Healthcare Holdings, Inc., Gtd. Notes(c)	11.000	12/31/19		8,000	8,480,000
First Data Corp., Sr. Sec’d. Notes, 144A(c)	6.750	11/01/20		5,223	5,497,207
Infor U.S., Inc., Sr. Sec’d. Notes, 144A (original cost $5,345,725; purchased 08/11/15 - 02/22/16)(c)(d)(e)	5.750	08/15/20		5,340	5,593,063
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20		2,335	2,372,944

					24,982,964

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	21

Portfolio of Investments (continued)

as of May 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications 9.1%
CenturyLink, Inc., Sr. Unsec’d. Notes, Series N	6.000%	04/01/17	1,100	$1,133,000
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(c)	14.750	12/01/16	5,950	6,292,125
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(c)	6.625	06/01/20	4,670	4,827,612
CommScope, Inc., Sr. Sec’d. Notes, 144A(c)	4.375	06/15/20	3,975	4,094,250
Embarq Corp., Sr. Unsec’d. Notes	7.082	06/01/16	46	46,000
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125	10/01/18	1,775	1,925,875
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250	04/01/19	1,710	1,273,950
Level 3 Financing, Inc., Gtd. Notes(c)	6.125	01/15/21	5,350	5,590,750
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18	1,000	1,045,000
Sprint Communications, Inc., Gtd. Notes, 144A(c)	9.000	11/15/18	3,830	4,074,163
T-Mobile USA, Inc.,
Gtd. Notes	6.464	04/28/19	825	838,922
Gtd. Notes	6.542	04/28/20	1,150	1,188,065
Gtd. Notes	6.625	11/15/20	1,000	1,032,700
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999	06/04/18	2,060	2,240,250
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A(c)	6.000	05/15/17	6,000	6,000,000
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	6.500	04/30/20	3,300	3,390,750
Windstream Services LLC, Gtd. Notes(c)	7.875	11/01/17	5,750	6,059,062

				51,052,474

Textiles 0.2%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21	1,325	1,341,563

Transportation 0.7%
XPO Logistics, Inc., Sr. Unsec’d. Notes, 144A(c)	7.875	09/01/19	3,750	3,900,000

TOTAL CORPORATE BONDS (cost $717,406,132)				710,599,460

TOTAL LONG-TERM INVESTMENTS (cost $739,900,891)				733,127,932

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 5.1%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $28,456,001)(Note 3)(g)	28,456,001	$28,456,001

TOTAL INVESTMENTS 136.4% (cost $768,356,892)(Note 5)		761,583,933
Liabilities in excess of other assets(h) (36.4)%		(203,180,789)

NET ASSETS 100.0%		$558,403,144

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

EUR—Euro

L2—Level 2

L3—Level 3

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at May 31, 2016.
(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $5,274,664 and 0.9% of net assets.
(c)	Represents security, or a portion thereof, with aggregate value of $403,700,010 segregated as collateral for amount of $205,000,000 borrowed and outstanding as of May 31, 2016. Of such securities, securities in the amount of $135,746,653 have been loaned for which, the amount borrowed serves as collateral. Securities on loan are subject to contractual netting arrangements.
(d)	Indicates a security that has been deemed illiquid. (unaudited)
(e)	Indicates a restricted security; the aggregate original cost of the restricted securities is $62,658,744. The aggregate value, $59,991,161, is approximately 10.7% of net assets.
(f)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	23

Portfolio of Investments (continued)

as of May 31, 2016

(h)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at May 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 06/02/16	Goldman Sachs & Co.	EUR 4,065	$4,531,142	$4,523,069	$(8,073)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 06/02/16	Goldman Sachs & Co.	EUR 4,065	$4,601,428	$4,523,069	$78,359
Expiring 07/05/16	Goldman Sachs & Co.	EUR 4,065	4,536,386	4,529,049	7,337

			$9,137,814	$9,052,118	$85,696

					$77,623

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of May 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$19,274,514	$3,253,958
Corporate Bonds	—	708,578,754	2,020,706
Affiliated Mutual Fund	28,456,001	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	77,623	—

Total	$28,456,001	$727,930,891	$5,274,664

See Notes to Financial Statements.

24

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds
Balance as of 05/31/15	$—	$12,888,346
Realized gain (loss)	5,004	1,015
Change in unrealized appreciation (depreciation)**	(6,041)	(91,793)
Purchases	3,420,901	1,569,505
Sales/Paydowns	(168,327)	(212,388)
Accrued discount/premium	2,421	—
Transfers into Level 3	—	754,367
Transfers out of Level 3	—	(12,888,346)

Balance as of 05/31/16	$3,253,958	$2,020,706

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $(97,834) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of May 31, 2016	Valuation Methodology	Unobservable Inputs
Bank Loans	$3,253,958	Market Approach	Single Broker Indicative Quote
Corporate Bonds	2,020,706	Market Approach	Single Broker Indicative Quote

	$5,274,664

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$754,367	L2 to L3	Evaluated Bid to Single Broker Indicative Quote
Corporate Bonds	$12,888,346	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	25

Portfolio of Investments (continued)

as of May 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2016 were as follows (unaudited):

Home Builders	10.8%
Media	9.9
Telecommunications	9.6
Entertainment	9.1
Healthcare—Services	8.8
Chemicals	6.1
Electric	6.1
Packaging & Containers	5.3
Affiliated Mutual Fund	5.1
Retail	5.1
Diversified Financial Services	4.6
Software	4.5
Mining	4.4
Commercial Services	4.4
Building Materials	3.6
Lodging	3.5
Food	2.8
Pharmaceuticals	2.6
Semiconductors	2.3
Airlines	2.2
Healthcare—Products	2.1
Iron/Steel	1.8
Auto Parts & Equipment	1.8
Oil & Gas	1.7
Beverages	1.7
Computers	1.3
Technology	1.3
Miscellaneous Manufacturing	1.3
Machinery—Diversified	1.2%
Forest Products & Paper	1.2
Real Estate Investment Trusts (REITs)	1.0
Leisure Time	0.9
Banks	0.8
Internet	0.7
Transportation	0.7
Holding Companies—Diversified	0.7
Electronics	0.7
Pipelines	0.6
Environmental Control	0.6
Auto Manufacturers	0.5
Electrical Components & Equipment	0.5
Machinery—Construction & Mining	0.4
Oil & Gas Services	0.4
Gas	0.3
Real Estate	0.3
Agriculture	0.2
Textiles	0.2
Media & Entertainment	0.2
Apparel	0.2
Food Service	0.2
Distribution/Wholesale	0.1

136.4
Liabilities in excess of other assets	(36.4)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

26

Fair values of derivative instruments as of May 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$85,696	Unrealized depreciation on OTC forward foreign currency exchange contracts	$8,073

The effects of derivative instruments on the Statement of Operations for the year ended May 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*
Foreign exchange contracts	$78,098

*	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*
Foreign exchange contracts	$127,110

*	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended May 31, 2016, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)
$6,474,382	$12,481,020

(1)	Value at Settlement Date.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	27

Portfolio of Investments (continued)

as of May 31, 2016

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Goldman Sachs & Co.	$85,696	$(8,073)	$—	$77,623

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Goldman Sachs & Co.	$(8,073)	$8,073	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

28

Statement of Assets & Liabilities

as of May 31, 2016

Assets
Investments at value, including securities on loan of $135,746,653:
Unaffiliated investments (cost $739,900,891)	$733,127,932
Affiliated investments (cost $28,456,001)	28,456,001
Cash	207,412
Dividends and interest receivable	12,616,990
Receivable for investments sold	560,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	85,696
Prepaid expenses	1,167

Total assets	775,055,198

Liabilities
Loan payable	205,000,000
Payable for investments purchased	10,697,091
Management fee payable	511,289
Loan interest payable	227,242
Dividends payable	96,818
Accrued expenses	81,106
Deferred directors’ fees	30,435
Unrealized depreciation on OTC forward foreign currency exchange contracts	8,073

Total liabilities	216,652,054

Net Assets	$558,403,144

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484

633,907,741
Undistributed net investment income	3,499,918
Accumulated net realized loss on investment and foreign currency transactions	(72,308,582)
Net unrealized depreciation on investments and foreign currencies	(6,695,933)

Net assets, May 31, 2016	$558,403,144

Net asset value per share ($558,403,144 ÷ 33,256,724 shares of common stock issued and outstanding)	$16.79

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	29

Statement of Operations

Year Ended May 31, 2016

Net Investment Income (Loss)
Income
Interest income (net of foreign withholding taxes of $2,554)	$43,828,042
Other income	52,876
Affiliated dividend income	42,763

Total income	43,923,681

Expenses
Management fee	6,024,854
Loan interest expense	2,243,483
Legal fees and expenses	89,000
Custodian and accounting fees	80,000
Shareholders’ reports	70,000
Audit fee	47,000
Directors’ fees	41,000
Registration fees	34,000
Transfer agent’s fees and expenses	19,000
Insurance expenses	7,000
Miscellaneous	12,242

Total expenses	8,667,579

Net investment income (loss)	35,256,102

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(20,993,168)
Foreign currency transactions	(156,810)

(21,149,978)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,849,569)
Foreign currencies	127,449

(3,722,120)

Net gain (loss) on investment and foreign currency transactions	(24,872,098)

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,384,004

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

	Year Ended May 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,256,102	$39,764,071
Net realized gain (loss) on investment and foreign currency transactions	(21,149,978)	(6,951,976)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,722,120)	(12,935,914)

Net increase (decrease) in net assets resulting from operations	10,384,004	19,876,181

Dividends from net investment income (Note 1)	(45,146,003)	(52,731,862)

Total increase (decrease)	(34,761,999)	(32,855,681)

Net Assets:
Beginning of year	593,165,143	626,020,824

End of year(a)	$558,403,144	$593,165,143

(a) Includes undistributed net investment income of:	$3,499,918	$4,648,041

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	31

Statement of Cash Flows

For Year Ended May 31, 2016

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(8,403,699))	$53,975,355
Operating expenses paid	(6,468,880)
Loan interest paid	(2,026,316)
Purchases of long-term portfolio investments	(438,734,807)
Proceeds from disposition of long-term portfolio investments	423,256,110
Net purchases and sales of short-term investments	(21,436,797)
Decrease in receivable for investments sold	12,915,702
Decrease in payable for investments purchased	(6,086,858)
Decrease in prepaid expenses	201
Net cash paid from foreign currency transactions	(156,810)
Effect of exchange rate changes	339

Net cash provided from operating activities	15,237,239

Cash flows from financing activities:
Cash dividends paid	(45,174,143)
Decrease in payable to custodian	(38,510)
Increase in borrowing	30,000,000

Net cash used in financing activities	(15,212,653)

Net increase/(decrease) in cash	24,586
Cash at beginning of year, including foreign currency	182,826

Cash at end of year, including foreign currency	$207,412

Reconciliation of Net Decrease in Net Assets to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$10,384,004

Increase in investments	(28,511,795)
Net realized loss on investment transactions	21,149,978
Decrease in net unrealized depreciation on investments	3,722,120
Net cash paid for foreign currency transactions	(156,810)
Effect of exchange rate changes	339
Decrease in interest and dividends receivable	1,647,975
Decrease in receivable for investments sold	12,915,702
Decrease in prepaid expenses	201
Decrease in payable for investments purchased	(6,086,858)
Increase in loan interest payable	217,167
Decrease in management fee payable and accrued expenses and other liabilities	(52,984)
Increase in deferred directors’ fees	8,200

Total adjustments	4,853,235

Net cash provided from operating activities	$15,237,239

See Notes to Financial Statements.

32

Notes to Financial Statements

Prudential Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was incorporated as a Maryland corporation on November 14, 2011. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit

Prudential Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements (continued)

ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business

34

at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(a)(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default

Prudential Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements (continued)

(collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund may sell protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted

36

market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid

Prudential Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements (continued)

market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of May 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower.

The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

38

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements (continued)

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Fixed Income (“PFI”), which is a business unit of PGIM, Inc. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended May 31, 2016, aggregated $434,060,849 and $422,274,226, respectively.

40

Note 5. Distributions and Tax Information

Distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended May 31, 2016, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $8,741,778 due to differences in the treatment for book and tax purposes of premium amortization and certain transactions involving foreign securities and paydowns. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended May 31, 2016 and May 31, 2015, the tax character of dividends paid by the Fund were $45,146,003 and $52,731,862 of ordinary income, respectively.

As of May 31, 2016, the accumulated undistributed earnings on a tax basis was $3,681,256. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of May 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$780,994,508	$6,024,986	$(25,435,561)	$(19,410,575)	$(597)	$(19,411,172)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2016 of approximately $36,008,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

In accordance with the provision of Subchapter M of the Internal Revenue Code and the excise tax requirements, the Fund elected to treat post-October capital losses of approximately $23,670,000 as having been incurred in the following fiscal year (May 31, 2017).

Prudential Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of May 31, 2016, Prudential owned 7,362 shares of the Fund.

For the year ended May 31, 2016, the Fund did not issue shares in connection with the Fund’s dividend reinvestment plan.

Note 7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $300 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and meet its general cash flow requirements.

During the year ended May 31, 2016, the Fund utilized the credit facility and had an average daily outstanding loan balance of $192,500,000 during the 366 day period that the facility was utilized, at an average interest rate of 1.17%. The maximum amount of loan outstanding during the period was $210,000,000. There was a balance of $205,000,000 outstanding at May 31, 2016.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund,

42

upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the re-hypothecation of portfolio securities. Such earnings are disclosed in the statement of operations under Other Income.

Note 8. Subsequent Event

Dividends and Distributions: On May 26, 2016 the Fund declared monthly dividends of $0.11 per share payable on June 30, 2016, July 29, 2016 and August 31, 2016, respectively, to shareholders of record on June 17, 2016, July 15, 2016 and August 19, 2016, respectively. The ex-dates were June 15, 2016, July 13, 2016 and August 17, 2016, respectively.

Note 9. New Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential Short Duration High Yield Fund, Inc.	43

Financial Highlights

	Year Ended May 31,								April 30, 2012(a) through May 31,
	2016(b)		2015(b)		2014(b)		2013(b)		2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.84		$18.82		$19.18		$18.75		$19.10	*
Income (loss) from investment operations:
Net investment income (loss)	1.06		1.20		1.22		1.24		.07
Net realized and unrealized gain (loss) on investment transactions	(.75)		(.59)		.02		.74		(.38)
Total from investment operations	.31		.61		1.24		1.98		(.31)
Less Dividends:
Dividends from net investment income	(1.36)		(1.59)		(1.60)		(1.57)		-
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	-		-		-		-	(g)	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option	-		-		-		.02		-
Total of share transactions	-		-		-		.02		(.04)
Net asset value, end of period	$16.79		$17.84		$18.82		$19.18		$18.75
Market price, end of period	$15.58		$15.75		$17.84		$19.45		$20.09
Total Return(c):	8.23%		(2.92)%		.24%		4.97%		.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$558,403		$593,165		$626,021		$637,704		$571,884
Average net assets (000)	$560,771		$602,489		$630,017		$635,754		$576,384
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.55%	(e)	1.58%	(e)	1.52%	(e)	1.47%	(e)	1.16%	(e)(f)
Expenses before waivers and/or expense reimbursement	1.55%	(e)	1.58%	(e)	1.52%	(e)	1.53%	(e)	1.20%	(e)(f)
Net investment income (loss)	6.29%		6.60%		6.45%		6.45%		4.20%	(f)
Portfolio turnover rate	58%		58%		75%		74%		12%	(h)
Asset coverage	372%		439%		363%		405%		524%
Total debt outstanding at period-end (000)	$205,000		$175,000		$238,000		$209,000		$135,000

*	Initial public offering price of $20.00 per share less sales load of $.90 per share.
(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Includes interest expense of .40% for the year ended May 31, 2016, .41% for the year ended May 31, 2015, .36% for the year ended May 31, 2014, .35% for the year ended May 31, 2013 and .08% for the period ended May 31, 2012.
(f)	Annualized.
(g)	Less than $.005 per share.
(h)	Not annualized.

See Notes to Financial Statements.

44

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Short Duration High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of May 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period April 30, 2012 (commencement of operations) through May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2016, and the results of its operations, cash flows, changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 18, 2016

Prudential Short Duration High Yield Fund, Inc.	45

Tax Information (unaudited)

For the year ended May 31, 2016, the Fund reports the maximum amount allowable but not less than 82.23% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2016.

46

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

Prudential Short Duration High Yield Fund, Inc.	47

Other Information (unaudited) (continued)

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan

48

Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Prudential Short Duration High Yield Fund, Inc.	49

Other Information (unaudited) (continued)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

50

Supplemental Proxy Information (unaudited)

An Annual Meeting of Stockholders was held on March 11, 2016. At such meeting the stockholders elected the following Class I Directors:

Approval of Directors

Class I	Affirmative Votes Cast	Shares Against/Withheld
Ellen S. Alberding	29,594,475	869,846
Stuart S. Parker	29,630,094	834,227
Richard A. Redeker	29,607,637	856,684

Prudential Short Duration High Yield Fund, Inc.	51

Management of the Fund (unaudited)

Information about the Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (58) Director Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (64) Director Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (64) Director Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Since 2011 (Class III)	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Keith F. Hartstein (59) Director Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Michael S. Hyland, CFA (70) Director Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2011 (Class III)	None.
Richard A. Redeker (72) Director & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors) – Executive Committee, Chair of Policy Steering Committee, Governing Council.	Since 2011 (Class I)	None.
Stephen G. Stoneburn (73) Director Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	Since 2011 (Class II)	None.

Visit our website at prudentialfunds.com

Interested Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker (53) Director & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	Since 2015 (Class I)	None.
Scott E. Benjamin (43) Director & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	Since 2011 (Class III)	None.
Grace C. Torres (57)* Director Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, Ms. Torres is considered to be an “interested person” under the 1940 Act. Ms. Torres serves as a non-management Interested Director, and receives compensation from the Fund for her service as a Director.

Prudential Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (60) Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst (40) Chief Compliance Officer	Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs (58) Secretary	Since 2011	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (57) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (41) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Visit our website at prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Andrew R. French (53) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (38) Assistant Secretary	Since 2011	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Since 2013	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
M. Sadiq Peshimam (52) Treasurer & Principal Financial and Accounting Officer	Since 2011	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (57) Assistant Treasurer	Since 2011	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (49) Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (55) Assistant Treasurer	Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Directors of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2019, Class II term expires in 2017 and Class III term expires in 2018. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Short Duration High Yield Fund, Inc.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential family of companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes new ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing service to you and administrating your account or policy
•	processing transactions and claims
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	compliance with laws

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021 PGIM	Privacy Ed. 4/2016

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, within Prudential and with other companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information within Prudential so that the Prudential companies can market their products and services to you. We may also share consumer report information within Prudential which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information either in a manner consistent with the terms of the plan agreement or in a manner consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with other companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information within Prudential for marketing purposes, and not to share consumer report information within Prudential, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us not to share your personal information within Prudential for marketing purposes, or not to share your consumer report information, you must renew your “opt out” of such sharing through the methods noted above. If you are no longer our customer, we will continue to share your information as described in this notice.

You are not able to limit our ability to share your personal information within Prudential and other companies for servicing and administration purposes.

Questions and Corrections

We will send notices at least once a year, as federal and state laws require. If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below. If we acquire a company prior to delivery of the next annual notice, we may share your information with the acquired company in the same manner as other Prudential companies described in this notice.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); PRIAC Variable Contract Account A; CG Variable Annuity Account I & II (Connecticut General); Pruco Insurance Company of Iowa; All insurance company separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; MC Insurance Agency Services, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; Prudential Investments LLC; Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

The Asia Pacific Fund, Inc.; Prudential Investments Mutual Funds; Prudential Capital Partners, L.P.; Target Asset Allocation Funds; The Target Portfolio Trust; Advanced Series Trust; The Prudential Series Fund; Private Placement Trust Investors, LLC; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Vermont Residents: We will comply with Vermont law when sharing information we collect from or about Vermont residents. Consequently, we will automatically treat all customers who are Vermont residents as having told us not to share their personal information for marketing purposes and not to share consumer report information.

■ MAIL	■ MAIL (OVERNIGHT)	■ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
■ WEBSITE
www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	74442F107

PICE1000E    0294318-00002-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended May 31, 2016 and May 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $46,653 and $41,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended May 31, 2016 and May 31, 2015: none.

(c) Tax Fees

For the fiscal years ended May 31, 2016 and May 31, 2015: none.

(d) All Other Fees

For the fiscal years ended May 31, 2016 and May 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

For the fiscal years ended May 31, 2016 and May 31, 2015: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2016 and May 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Ellen S. Alberding, Linda W. Bynoe, and Richard A. Redeker (ex-officio).

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PRUDENTIAL FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in public debt, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

We take into account restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote securities on a best efforts basis and in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients, we refer the proxies regarding that issuer for resolution to our proxy voting committee, which is composed of senior management. This may include abstaining from a particular vote or voting in accordance with the policy of the proxy voting facilitator rather than our own policy.

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

Any client may obtain a copy of our proxy voting policy, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Robert Cignarella, CFA, is a Managing Director and Head of Prudential Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Daniel Thorogood, CFA, is a Vice President for Prudential Fixed Income’s High Yield Team, responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on Prudential Fixed Income’s Credit Research team. He joined Prudential Financial in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential Financial’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in Prudential Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Terence Wheat, CFA, is a Principal, global high yield portfolio manager and an emerging markets corporate portfolio manager at Prudential Fixed Income. Previously, he was a high yield portfolio manager for Prudential Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of May 31, 2016.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by portfolio manager.

Portfolio Managers	Registered Invesment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets	Fund Ownership
Michael J. Collins, CFA	24 / $43,295,564,851	5 / $6,055,208,078	56 / $16,820,873,297 1 / $0	$50,001-$100,000
Robert Spano, CFA, CPA	24 / $14,087,129,996	12 / $4,172,691,523	97 / $14,668,190,997 1 / $0	$50,001-$100,000
Terence Wheat, CFA	24 / $14,087,129,996	12 / $4,172,691,523	98 / $14,668,548,760 1 / $0	$50,001-$100,000
Daniel Thorogood, CFA	24 / $14,087,143,106	12 / $4,172,691,523	94 / $14,327,122,873 1 / $0	$10,001-$50,000
Ryan Kelly, CFA	24 / $14,087,129,996	12 / $4,172,691,523	96 / $14,621,888,675 1 / $0	$0
Brian Clapp, CFA	24 / $14,087,143,106	12 / $4,172,691,523	92 / $13,376,204,020 1 / $0	$10,001-$50,000
Robert Cignarella, CFA	24 / $14,338,199,647	12 / $4,172,691,523	92 / $13,637,812,768 1 / $0	$0

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in Prudential Fixed Income is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

Cash Bonus

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, such as:

- business development initiatives, measured primarily by growth in operating income;

- the number of investment professionals receiving a bonus; and

- investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-Term Compensation

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

Conflicts Related to Long-Term Compensation

The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income’s trade management oversight committee.

Conflicts of Interest—In General

Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods: elimination of the conflict;

●	disclosure of the conflict; or

●	management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

• Performance fees—Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

• Proprietary accounts—Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

• Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

• Long only and long/short accounts—Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts.

• Securities of the same kind or class—Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.

• Benefit plan accounts—Prudential Fixed Income manages certain commingled vehicles that are options under the
401(k) and deferred compensation plans offered by Prudential Financial. As a result, its investment professionals may have direct or indirect interests in these vehicles.

• Non-discretionary accounts or models—Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest

Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

• The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

• In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which meets at least quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

• Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that includes independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with its allocation procedures. Prudential Fixed Income’s compliance group reports the results of its monitoring processes to its trade management oversight committee.

• Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as the:

•	number of new issues allocated in the strategy;

•	size of new issue allocations to each portfolio in the strategy; and

•	profitability of new issue transactions.

The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings.

• Prudential Fixed Income’s trade management oversight committee also reviews a secondary issue allocation report.

• The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

• Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations

As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker/dealers and other investment advisers. Some of its employees are officers of some of these affiliates.

• Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential Fixed Income monitors and restricts purchases. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

• Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate. Prudential Fixed Income does not receive a management fee for advising these funds. Prudential Fixed Income is only entitled to reimbursement of its costs and expenses for these services.

• Conflicts Related to Co-investment by Affiliates. Prudential Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

• The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

• In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

• Prudential Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. Prudential Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

• Conflicts Arising Out of Industry Activities. Prudential Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, Prudential Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. Prudential Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor Prudential Fixed Income when they advise their clients. Prudential Fixed Income does not, however, condition its purchase of services from consultants upon their recommending Prudential Fixed Income to their clients. Prudential Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

• PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Financial Interests

• Conflicts Related to the Offer and Sale of Securities

  Certain of Prudential Fixed Income’s employees may offer and sell securities of, and units in, commingled funds that it manages. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, officers of an affiliated trust company, agents of PICA or the role of an affiliate as general partner of investment partnerships. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

• Conflicts Related to Securities Holdings and Other Financial Interests.

• Securities Holdings. Prudential Financial, PICA’s general account, Prudential Fixed Income’s proprietary accounts and accounts of other affiliates of it (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example:

• Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

• To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict.

  Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

• Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients. In addition, Prudential Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

  In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. When the Fund is utilizing leverage, the fees paid to Prudential Fixed Income will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s investable assets, which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund. In such case, Prudential Fixed Income may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest.

Conflicts Related to Securities Lending Fees

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        Prudential Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	July 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	July 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	July 20, 2016